BROWN ADVISORY Winslow Sustainability Fund Class/Ticker: Institutional Shares / BAFWX Investor Shares / BIAWX Advisor Shares / BAWAX
Summary Prospectus | October 19, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brownadvisoryfunds.com/documents.html. You may also obtain this information at no cost by calling 800-540-6807. The Fund’s Prospectus and Statement of Additional Information, both dated October19, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Brown Advisory Winslow Sustainability Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee (as a % of amount redeemed on shares held for 14 days or less)	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged on shares held for 14 days or less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fee	None	0.15%	0.15%
Other Expenses (1)	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	1.25%	1.40%	1.65%
Fee Waiver and/or Expense Reimbursement	-0.25%	-0.25%	-0.30%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (2)	1.00%	1.15%	1.35%
(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)
The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for Institutional Shares, Investor Shares and Advisor Shares to 1.00%, 1.15% and 1.35%, respectively, of the Fund’s average daily net assets through October 31, 2014.  The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result any acquired fund fees and expenses or other expenses that are excluded from the calculation.  The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days written notice to the Adviser.  The contractual waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Board of Trustees.  The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for 2 years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$102	$346
Investor Shares	$117	$393
Advisor Shares	$137	$460

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Brown Advisory Winslow Sustainability Fund seeks to achieve capital appreciation. To achieve its objective, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of environmentally sustainable domestic companies.  The Fund invests primarily in the securities of medium and large capitalization companies that Brown Advisory, LLC (the “Adviser”) believes (1) have prospects for above average earnings growth in the future, and (2) effectively implement environmentally sustainable business strategies to drive their earnings growth.  Medium and large capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $2 billion at time of purchase.  The Fund may also invest a portion of the portfolio in equity securities of small market capitalization companies. The equity securities in which the Fund principally invests are common stocks.  Furthermore, the Fund may invest up to 15% of assets in foreign securities (including American Depositary Receipts (“ADRs”)), which may include emerging markets securities. ADRs may be either sponsored or unsponsored.

The Adviser defines environmentally sustainable companies as:

(1) Companies whose internal environmental strategies are driving tangible business benefits, such as revenue growth, cost improvements, enhanced franchise value, or risk mitigation;
(2) Companies whose products have a competitive advantage as a result of environmentally-efficient design or manufacturing; or
(3) Companies whose products or services offer solutions to environmental problems.

The Adviser may sell a security or reduce its position for a number of reasons, including:

•	The fundamental investment or environmental thesis is violated;
•	A more attractively priced security is found; or
•	The security becomes overvalued relative to the Adviser’s long-term expectations.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•
American Depositary Receipts (“ADRs”) Risk.  ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees.  Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.  Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

•
Environmental Policy Risk. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus.

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•
Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments, accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject, limited information about foreign companies, less liquidity in foreign markets and less protection to the shareholders in foreign markets.

•
Emerging Markets Risk.  The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets.  Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

•	Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

•	Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•	New Fund Risk. The Fund is relatively new with a limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

•
Small and Medium Company Risk.  The Fund may invest in small and medium capitalization companies that may not have the size, resources and other assets of large capitalization companies.  As a result, the securities of small and medium capitalization companies held by the Fund may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general.

Performance Information

Because the Fund recently commenced operations, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not available.  Performance information will be available after the Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.

Management
Investment Advisor	Portfolio Managers
Brown Advisory, LLC	Karina Funk, CFA, and David Powell, CFA have served as portfolio managers since the Fund’s inception in 2012.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 800-540-6807 (toll free) or through the Internet at www.brownadvisoryfunds.com.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$1,000,000	$100
Investor Shares
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
Advisor Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.